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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 14, 2005
                                                         ------------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-16383               95-4352386
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)           Identification No.)

                717 Texas Avenue
                   Suite 3100
                 Houston, Texas                               77002
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events

On March 14, 2005, Cheniere Energy, Inc. issued a press release announcing that its Board of Directors approved a two-for-one stock split of its common stock, $.003 par value per share (the "Common Stock"). The split is payable on April 22, 2005 to stockholders of record on April 8, 2005. The full text of the press release is set forth on Exhibit 99.1 attached hereto and incorporated herein by reference.

In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and Item 512 of Regulation S-K under the Securities Act, the number of shares of Common Stock registered for sale under the Securities Act by the following Registration Statements on Forms S-8 and S-3 will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of Common Stock remaining unsold as of April 22, 2005 under the Registration Statements, as amended, listed below:

     o Registration Statement on Form S-3 (File No. 333-57533) filed with the Securities and Exchange Commission on June 23, 1998;

     o Registration Statement on Form S-3 (File No. 333-49847) filed with the Securities and Exchange Commission on April 9, 1998;

     o Registration Statement on Form S-8 (File No. 333-52479) filed with the Securities and Exchange Commission on May 12, 1998;

     o Registration Statement on Form S-3 (File No. 333-70195) filed with the Securities and Exchange Commission on January 7, 1999;

     o Registration Statement on Form S-3 (File No. 333-83949) filed with the Securities and Exchange Commission on July 28, 1999;

     o Registration Statement on Form S-3 (File No. 333-94841) filed with the Securities and Exchange Commission on January 18, 2000;

     o Registration Statement on Form S-8 (File No. 333-35868) filed with the Securities and Exchange Commission on April 28, 2000;

     o Registration Statement on Form S-8 (File No. 333-35866) filed with the Securities and Exchange Commission on April 28, 2000;

     o Registration Statement on Form S-3 (File No. 333-61238) filed with the Securities and Exchange Commission on May 18, 2001;

     o Registration Statement on Form S-3 (File No. 333-71496) filed with the Securities and Exchange Commission on October 12, 2001;

     o Registration Statement on Form S-3 (File No. 333-105295) filed with the Securities and Exchange Commission on May 15, 2003;

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     o    Registration  Statement on Form S-8 (File No.  333-111457)  filed with the Securities and Exchange Commission on December 22, 2003;

     o Registration Statement on Form S-8 (File No. 333-112379) filed with the Securities and Exchange Commission on January 30, 2004;

     o Registration Statement on Form S-3 (File No. 333-114006) filed with the Securities and Exchange Commission on March 29, 2004; and

     o Registration Statement on Form S-3 (File No. 333-111454) filed with the Securities and Exchange Commission on December 22, 2003.

The foregoing Registration Statements, each of which incorporates this Current Report on Form 8-K, are hereby amended pursuant to Rule 416 promulgated under the Securities Act and Item 512 of Regulation S-K under the Securities Act to increase the number of shares of Common Stock registered thereunder to reflect the effects of the stock split.


Item 9.01         Financial Statements and Exhibits

c) Exhibits

 Exhibit
 Number                             Description
 -------                            -----------

  99.1         Press Release, dated March 14, 2005 (filed herewith)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHENIERE ENERGY, INC.


     Date: March 14, 2005              By:  /s/ Don A. Turkleson
                                            --------------------
                                            Name:  Don A. Turkleson
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

 Exhibit
 Number                             Description
 -------                            -----------

  99.1         Press Release, dated March 14, 2005 (filed herewith)